SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 13, 2003

MENTOR CORPORATION

(Exact name of registrant as specified in its charter)

Minnesota	0-7955	41-0950791
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer I.D. No.)

201 Mentor Drive
Santa Barbara, California 93111
(Address of principal executive offices)

Registrant's telephone number, including area code:
(805) 879-6000

ITEM 7.Exhibits.

(c)        The following exhibit is being furnished herewith:

            Exhibit No.        Exhibit Description

            99                     Press Release, dated May 13, 2003, issued by Mentor Corporation.

ITEM 9.Regulation FD Disclosure (Information provided under Item 12 - Results of Operations and Financial Condition).

The following information is disclosed pursuant to Item 12 - Results of Operations and Financial Condition.  It is being furnished under Item 9 of this Form 8-K in accordance with interim guidance issued by the SEC in release No. 33-8216.

The purpose of this current report on Form 8-K is to furnish, as required by Item 12 of Form 8-K, the press release in connection with the fiscal 2003 fourth quarter and year-end results of operation issued by Mentor Corporation on May 13, 2003.  The release is attached hereto as Exhibit 99.

SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                            MENTOR CORPORATION

Date:  May 13, 2003                               /s/CHRISTOPHER J. CONWAY

                                                            Christopher J. Conway, Chairman

                                                            Chief Executive Officer and President

Date:  May 13, 2003                               /s/ADEL MICHAEL

                                                            Executive Vice President

                                                            Chief Financial Officer